Exhibit 99.4


The following unaudited pro forma financial statements of Datamill Media Corp, ("SPLI") are based on, and should be read in conjunction with:

SPLI's audited financial statements for the years ended December 31, 2011 and 2010, its unaudited financial statements for the three and six month periods ended June 30, 2011 and 2010 and the related notes thereto, which are incorporated by reference into this current filing;

The audited financial statements of Young Aviation, LLC, ("Young Aviation") for the years ended December 31, 2010 and 2009, the unaudited financial statements of Young Aviation, for the three and six month periods ended June 30, 2011 and 2010 and "Management's Discussion and Analysis of Financial Condition and Results of Operations" for such periods, all of which appear elsewhere in this report.

The pro forma financial statements give effect to the reverse acquisition and recapitalization of SPLI and the consolidation of Young Aviation as a wholly owned subsidiary, as if the transaction had taken place on the date or at the beginning of the periods presented.

The unaudited pro forma financial statements of SPLI are for informational purposes only, are not indications of future performance, and should not be considered indicative of actual results that would have been achieved had the recapitalization transactions actually been consummated on the date or at the beginning of the periods presented.

                       DATAMILL MEDIA CORP. AND SUBSIDIARY
                       UNAUDITED PRO FORMA BALANCE SHEETS
                                  JUNE 30, 2011

                                                               Datamill         Young         Pro Forma         Pro Forma
                                                              Media Corp.      Aviation      Adjustments       Consolidated
                                                              -----------     ----------     -----------       ------------
                                     ASSETS

CURRENT ASSETS
  Cash                                                        $    5,753      $       --     $   22,000   (a)   $   27,753
  Advances receivable - member                                        --          24,920             --             24,705
  Inventory                                                           --          27,705             --             27,705
  Other current assets                                                --           1,431             --              1,431
                                                              ----------      ----------     ----------         ----------
      TOTAL CURRENT ASSETS                                         5,753          54,056         22,000             81,809
                                                              ----------      ----------     ----------         ----------
Property and equipment, net                                           --           6,000             --              6,000
                                                              ----------      ----------     ----------         ----------

      TOTAL ASSETS                                            $    5,753      $   60,056     $   22,000         $   87,809
                                                              ==========      ==========     ==========         ==========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
  Accounts payable & accrued expenses                         $    8,858      $      199             --         $    9,057
  Due to related party - officer                                  36,686              --             --             36,686
  Loans payable                                                       --          31,000             --             31,000
  Other payables                                                      --          16,352             --             16,352
                                                              ----------      ----------     ----------         ----------
      TOTAL CURRENT LIABILITIES                                   45,544          47,551             --             93,095
                                                              ----------      ----------     ----------         ----------
      TOTAL LIABILITIES                                           45,544          47,551             --             93,095
                                                              ----------      ----------     ----------         ----------
STOCKHOLDERS' DEFICIT
  Preferred stock, $0.001 par value, 10,000,000
   shares authorized, none issued and outstanding                     --              --             --                 --
  Common stock, $0.001 par value, 500,000,000
   shares authorized 153,250,000 issued and
   outstanding at June 30, 2011                                  153,250             100         90,340   (b)      243,690
  Additional paid-in capital                                   1,035,416              --        (68,340)  (c)      967,076
  Retained Earnings (Accumulated Deficit)                       (102,520)         12,405             --            (90,115)
  Deficit accumulated during development stage                (1,125,937)             --             --         (1,125,937)
                                                              ----------      ----------     ----------         ----------
      TOTAL STOCKHOLDERS' DEFICIT                                (39,791)         12,505         22,000             (5,286)
                                                              ----------      ----------     ----------         ----------
      TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT             $    5,753      $   60,056     $   22,000         $   87,809
                                                              ==========      ==========     ==========         ==========

----------
(a) Denoted the $22,000 cash acquired by Young Aviation LLC through a private offering prior to consummation of Share Exchange with Datamill Media Corp.
(b) Denoted the net effect of 166,060,000 Datamill common stock shares issued to members of Young Aviation and the 67,000,000 Datamill common stock shares cancelled by Datamill's Chief Executive Officer pursuant to the Share Exchange Agreement after giving effect to an increase in Datamill's authorized common stock to 500,000,000 shares and a ten shares for one share forward stock split.
(c) Denoted the effect to additional paid in capital in conjunction with the Share Exchange Agreement and recapitalization of Datamill Media Corp.

                       DATAMILL MEDIA CORP. AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2010

                                            Datamill           Young           Pro Forma             Pro Forma
                                           Media Corp.        Aviation        Adjustments          Consolidated
                                          ------------      ------------     -------------         ------------
REVENUES                                  $         --      $    551,426     $          --         $    551,426
COST OF GOODS SOLD                                  --           383,997                --              383,997
                                          ------------      ------------     -------------         ------------
GROSS PROFIT                                        --           167,429                --              167,429
                                          ------------      ------------     -------------         ------------

OPERATING EXPENSES
  Sales and marketing expenses                      --             4,016                --                4,016
  Professional fees                             41,372                --                --               41,372
  General and administrative                    16,375           129,713                --              146,088
  Compensation - officer                        10,000                --                --               10,000
                                          ------------      ------------     -------------         ------------
TOTAL OPERATING EXPENSES                        67,747           133,729                --              201,476
                                          ------------      ------------     -------------         ------------

Income(loss)from Operations                    (67,747)           33,699                --              (34,048)
                                          ------------      ------------     -------------         ------------
OTHER INCOME (EXPENSE)
  Interest income                                   --                 3                --                    3
                                          ------------      ------------     -------------         ------------
TOTAL OTHER INCOME                                  --                 3                --                    3
                                          ------------      ------------     -------------         ------------

NET INCOME (LOSS)                         $    (67,747)     $     33,702     $          --         $    (34,045)
                                          ============      ============     =============         ============

Net Loss per share - Basic and diluted    $       0.00      $         --     $          --         $       0.00
                                          ============      ============     =============         ============
Weighted Average Shares Outstanding -
 Basic and diluted                          39,140,410                --        90,440,000  (a)     129,580,410
                                          ============      ============     =============         ============

----------
(a) Denoted the net effect of 166,060,000 Datamill common stock shares issued to members of Young Aviation and the 67,000,000 Datamill common stock shares cancelled by Datamill's Chief Executive Officer pursuant to the Share Exchange Agreement after giving effect to an increase in Datamill's authorized common stock to 500,000,000 shares and a ten shares for one share forward stock split.

                       DATAMILL MEDIA CORP. AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2011

                                            Datamill           Young           Pro Forma             Pro Forma
                                           Media Corp.        Aviation        Adjustments          Consolidated
                                          ------------      ------------     -------------         ------------
REVENUES                                  $         --      $    551,426     $          --         $    551,426
COST OF GOODS SOLD                                  --           383,997                --              383,997
                                          ------------      ------------     -------------         ------------
GROSS PROFIT                                        --           167,429                --              167,429
                                          ------------      ------------     -------------         ------------

OPERATING EXPENSES
  Sales and marketing expenses                      --             4,016                --                4,016
  Professional fees                             41,372                --                --               41,372
  General and administrative                    16,375           129,713                --              146,088
  Compensation - officer                        10,000                --                --               10,000
                                          ------------      ------------     -------------         ------------
TOTAL OPERATING EXPENSES                        67,747           133,729                --              201,476
                                          ------------      ------------     -------------         ------------
Income(loss)from Operations                    (67,747)           33,699                --              (34,048)
                                          ------------      ------------     -------------         ------------
OTHER INCOME (EXPENSE)
  Interest income                                   --                 3                --                    3
                                          ------------      ------------     -------------         ------------
TOTAL OTHER INCOME                                  --                 3                --                    3
                                          ------------      ------------     -------------         ------------

NET INCOME (LOSS)                         $    (67,747)     $     33,702     $          --         $    (34,045)
                                          ============      ============     =============         ============

Net Loss per share - Basic and diluted    $       0.00      $         --     $          --         $       0.00
                                          ============      ============     =============         ============
Weighted Average Shares Outstanding -
 Basic and diluted                          39,140,410                --        90,440,000   (a)    129,580,410
                                          ============      ============     =============         ============

----------
(a) Denoted the net effect of 166,060,000 Datamill common stock shares issued to members of Young Aviation and the 67,000,000 Datamill common stock shares cancelled by Datamill's Chief Executive Officer pursuant to the Share Exchange Agreement after giving effect to an increase in Datamill's authorized common stock to 500,000,000 shares and a ten shares for one share forward stock split.